                                                                   EXHIBIT 24(A)

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ Eugene P. Cross
                                  -------------------
                                      Eugene P. Cross

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ James J. Gavin, Jr.
                                  -----------------------
                                      James J. Gavin, Jr.

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ George D. Leal
                                  ------------------
                                      George D. Leal

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ H. Jack Meany
                                  -----------------
                                      H. Jack Meany

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ Bernard G. Rethore
                                  ----------------------
                                      Bernard G. Rethore

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ William C. Rusnack
                                  ----------------------
                                      William C. Rusnack

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ James S. Pignatelli
                                  -----------------------
                                      James S. Pignatelli

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ James O. Rollans
                                  --------------------
                                      James O. Rollans

                               POWER OF ATTORNEY
                               -----------------


(Registration Statement of BW/IP, Inc. relating to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Peter C. Valli and John D. Hannesson and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute and file in his name and on his behalf:

          (a) a Registration Statement of BW/IP, Inc. (the "Corporation") on Form S-8 proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Shares of the Corporation, par value $.01 per share (the "Common Stock"), and other securities of the Corporation to be offered pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the "Plans") and as may be required with respect to the continued registration of the Common Stock offered pursuant to the Plans; and

          (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them deem necessary or advisable to enable the Corporation to comply with the Securities Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision or jurisdiction of the United States and any other jurisdiction, foreign or domestic; as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys and agents, and each of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of October, 1995.



                                  /s/ Peter C. Valli
                                  ------------------
                                      Peter C. Valli